SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 2, 2009
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Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:                                              (262) 638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2009, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) approved across-the-board reductions to annual base salaries of the Company’s salaried employees, including the annual base salaries of all named executive officers, effective as of July 1, 2009.  The current annual base salaries, the new base salaries and the percentage reduction in base salaries for the named executive officers are as follows:

Name and Position	Existing	New Base	Percentage
	Base Salary	Salary	Reduction

Michael E. Batten	$546,000	$475,000	13%
Chairman and Chief
Executive Officer

John H. Batten	$300,000	$279,000	7%
President and Chief
Operating Officer

Christopher J. Eperjesy	$286,000	$269,000	6%
Vice President – Finance,
Chief Financial Officer
and Treasurer

James E. Feiertag	$286,000	$269,000	6%
Executive Vice President

H. Claude Fabry	$264,179	$250,970	5%
Vice President

The Compensation Committee has also decided not to implement an annual bonus plan for salaried employees for the 2010 fiscal year.  In prior years, the Company has adopted an annual bonus plan, known as the Corporate Incentive Plan, to provide a target annual bonus to executive officers of the Company, including named executive officers.

Item 8.01                                Other Events

On June 3, 2009, the Company announced certain restructuring plans affecting its domestic and international workforce.  Through a combination of an involuntary reduction in force and a voluntary separation program, the Company will reduce its workforce by 16 salaried employees and 20 hourly employees at its Racine operations, seven employees at its European manufacturing operations, and seven employees at certain Company-owned distribution facilities.  In addition, the Company will implement rolling layoffs for its hourly Racine workforce during fiscal 2010 and close its Racine manufacturing facility for the month of July, 2009.  The total one-time restructuring charges, which will be taken in the fourth quarter of fiscal 2009, will be approximately $1.4 million.  It is estimated that these restructuring efforts will result in savings of $5.0 million in fiscal 2010.

The above plans supplement actions that the Company has previously taken at its European operations, where the Company has utilized government-subsidized layoff programs known as Chomage and Cassa Integrazione in Belgium, Italy and Switzerland.  Under these programs, the Company pays its employees for time actually spent working at Company facilities, and the applicable government pays the employees up to 80% of their pay for the time that the employees are laid off.  As a result of these actions, the Company expects that its production in Europe will be reduced by up to 50%.  The Company estimates the use of these programs will reduce European operating costs by up to $7.0 million.

On June 3, 2009, the Company also announced that it will freeze future accruals under its defined benefit pension plans effective August 1, 2009.  The Company’s defined benefit plans benefit the Company’s domestic salaried and hourly domestic employees, respectively, that were hired before October 1, 2003.  Without the freeze in accruals, the projected pension expense for fiscal 2010 was $8.3 million.  As a result of implementing the pension freeze, the expected pension expense for fiscal 2010 is $2.2 million, for an estimated reduction of $6.1 million.

In addition, the Company announced on June 3, 2009, that it will implement two new defined contribution retirement plans effective August 1, 2009.  One of the plans will benefit domestic salaried employees of the Company hired before October 1, 2003, and the other will benefit domestic hourly employees of the Company hired before October 1, 2003.  The plans are intended to provide benefits that will approximate the additional benefits that would have been provided under the Company’s defined benefit plans but for the freeze on accruals described above.  The combined expected expense for these plans for fiscal 2010 is $1.0 million.

Finally, the Company is taking several additional steps to reduce future expenses.  In addition to the salary reductions affecting named executive officers discussed in Item 5.02 above, four other corporate officers are taking a 5% reduction in their base salaries, and the Company will implement a 3.5% reduction in base salaries of salaried employees at its Racine headquarters and domestic manufacturing facilities.  The Company is also instituting a hiring freeze, is significantly reducing overtime, and intends to reduce marketing, advertising, travel and entertainment expenses by up to 50%.  Several temporary positions at the Company will also be reduced or eliminated.  The combined expected savings from these actions in fiscal 2010 are $7.0 million.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits.

EXHIBIT NUMBER                DESCRIPTION

99.1                                           Press Release dated June 3, 2009.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 3, 2009	Twin Disc, Inc.

/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary